                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            H.B. Fuller Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

[LOGO]-REGISTERED TRADEMARK- H.B. FULLER COMPANY
                             1200 County Road "E" West
                             Arden Hills, Minnesota 55112-3792
                             612-481-4600
                             FAX: 612-481-0682




BECAUSE OF THE POSSIBILITY
OF MAIL DELAYS, PLEASE SIGN
AND RETURN THE ENCLOSED
PROXY EVEN IF YOU RETURNED
THE ORIGINAL.



Dear Stockholder:


                                  A REMINDER



We have previously sent to you proxy soliciting material relating to the Annual Meeting of Stockholders to be held on Thursday, April 18, 1996.


Since the proposals to be voted on are particularly important, we urge you to give the proxy materials your immediate attention. Please SIGN AND RETURN your proxy TODAY in the envelope provided.


Please note your Board of Directors recommends the following vote:

                                 FOR proposals #1 and 2
                                 AGAINST proposal #3


To vote according to the Board of Directors' recommendations, you need only sign and date the proxy; you need not mark any boxes.


Thank you for your cooperation.


                                       Sincerely,


                                       /s/ Richard C. Baker


                                       Richard C. Baker
                                       Corporate Secretary



                              PLEASE ACT PROMPTLY

                                 SECOND MAILING
To participants in the H.B. Fuller Company Thrift Plan and
H.B. Fuller Company Profit Share Plus Plan
--------------------------------------------------------------------------------

We are Trustee of the Trusts established in connection with the H.B. Fuller Company Thrift Plan and H.B. Fuller Company Profit Share Plus Plan. As Trustee, we are the record owner of the shares of Common Stock of H.B. Fuller Company ("the Company") held in the Trust Funds for the benefit of Participants.

The Plans permit each participant to instruct the Trustee how to vote the number of shares of the Company's Common Stock in the Trust Funds that are allocated to the participant's accounts.

We previously mailed to you (1) a Notice of Annual Meeting of Shareholders of H.B. Fuller Company to be held on April 18, 1996 and Proxy Statement and (2) H.B. Fuller Company Annual Report. If you complete a voting instruction card and return it to us in the enclosed envelope by April 10, 1996, we will vote in accordance with your instructions, the shares of the Company's Common Stock allocated to your accounts.

Although the Plans provide that you may give the Trustee voting instructions with respect to such stock, it is important to note that the Trustee remains the record owner of such stock. Therefore, the ability to instruct the Trustee how to vote confers no right on Participants to directly vote at the Annual Meeting of Shareholders.

As stated above, the enclosed instruction card must be properly completed if voting instructions are to be honored. If the card is not received by April 10, 1996, or if the card is received but the voting instructions are invalid, the shares with respect to which you could have directed us will be voted in accordance to the terms of the Plans.

                                                     (CONTINUED ON REVERSE SIDE)

Your voting instructions are strictly confidential.

Please complete, date, sign and promptly return the enclosed voting instruction card.

Sincerely,

Gary R. Porter
Vice President
Norwest Bank Minnesota National Association

H.B. FULLER COMPANY             THIS  PROXY IS SOLICITED ON BEHALF OF THE BOARD
2400 Energy Park Drive          OF DIRECTORS.
St. Paul, MN 55108              The undersigned,  revoking all  prior  proxies,
      PROXY                     appoints  Anthony L.  Andersen, Walter Kissling
--------------------            and Richard C.  Baker, or  any one  or more  of
                                them,   as   proxies,   with   full   power  of
                                substitution and revocation,  to represent  the
                                undersigned    and   to    vote,   as   checked
below and otherwise in their discretion, upon such other matters as may properly come before the meeting, all shares of the common stock of H.B. Fuller Company which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at Ruberto's Banquet Center, 1132 East County Road E, Vadnais Heights, Minnesota 55110, on Thursday, April 18, 1996, at 3:00 p.m. and at any adjournment thereof.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION OF
                                          DIRECTORS AND FOR THE PROPOSAL IN #2.

1.  Election of the following three director-nominees  as  / /  FOR ALL NOMINEES
    Class  III Directors for a  three-year term and until  (except as indicated below)
    their successors  are  duly  elected  and  qualified:  / / WITHHOLD AUTHORITY FOR ALL
    Edward  L. Bronstien, Jr.,  Walter Kissling and Lorne
    C. Webster.
    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S
    NAME IN THE SPACE PROVIDED BELOW.)

    --------------------------------------------------------------------------------------------

2.  To ratify  the  appointment of  Price  Waterhouse  as  FOR  AGAINST  ABSTAIN
    auditors for the fiscal year ending                    / /    / /      / /
    November 30, 1996.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING PROPOSAL IN #3.
3.  To   act   on   a   stockholder   proposal  regarding  FOR  AGAINST  ABSTAIN
    tobacco-related business of the Company.               / /    / /      / /
4.  To vote with discretionary authority upon such  other
    matters as may properly come before the meeting.

                     (Please Date and Sign on Reverse Side)

IF SHARES ARE HELD IN THE DIVIDEND REINVESTMENT PLAN, SUCH SHARES ARE INCLUDED IN THIS TOTAL AND WILL BE VOTED AS DIRECTED HEREON.

IF NOT OTHERWISE SPECIFIED ABOVE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2, AGAINST ITEM 3 AND IN THE DISCRETION OF THE PROXIES, ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                                 Receipt  of  Notice  of Meeting
                                                 and Proxy Statement and  Annual
                                                 Report Is Hereby Acknowledged.
                                                 DATED: _________________ , 1996
                                                 _______________________________
                                                 _______________________________
                                                 Please   sign  proxy   as  name
                                                 appears.  JOINT  OWNERS  SHOULD
                                                 EACH  SIGN PERSONALLY. Trustees
                                                 and   others   signing   in   a
                                                 representative  capacity should
                                                 indicate the capacity in  which
                                                 they sign.

                                 VOTING INSTRUCTIONS TO TRUSTEE
                                 I  hereby direct Norwest  Bank Minnesota, N.A.,
                                 as Trustee of  the H.B.  Fuller Company  Thrift
                                 Plan  Trust and the  H.B. Fuller Company Profit
                                 Share Plus  Plan Trust  to vote  at the  Annual
                                 Meeting  of  the  Shareholders  of  H.B. Fuller
                                 Company ("the Company") to be held on April 18,
                                 1996, and at any  and all adjournments of  said
   H.B. FULLER COMPANY           meeting,   the  common  stock  of  the  Company
       THRIFT PLAN               allocated to my accounts.
    AND PROFIT SHARE             I understand this card must be returned to  the
        PLUS PLAN                Trustee  if  my voting  instructions are  to be
                                 honored. If it is not received by the  Trustee,
                                 or   if   it   is  received   but   the  voting
                                 instructions  are  invalid,   the  stock   with
                                 respect  to  which  I could  have  directed the
                                 Trustee  shall  be  voted  by  the  Trustee  in
                                 accordance   with  the  terms   of  the  plans.
The Trustee is hereby directed to vote as indicated on the following proposals which are more fully described in the Company's Notice of Annual Meeting of Shareholders and Proxy Statement.
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION OF
                                           DIRECTORS AND FOR THE PROPOSAL IN #2.

1.  Election of the following three director-nominees  as  / /  FOR ALL NOMINEES
    Class  III Directors for a  three-year term and until  (except as indicated
    their successors  are  duly  elected  and  qualified:       below)
    Edward  L. Bronstien, Jr.,  Walter Kissling and Lorne  / /  WITHHOLD
    C. Webster.                                            AUTHORITY FOR ALL
    (INSTRUCTION: To  withhold authority  to vote  for any  individual  nominee, write that nominee's name in the space provided below.)

    ----------------------------------------------------------------------------
2.  To ratify the appointment of Price Waterhouse as       FOR  AGAINST  ABSTAIN
    auditors for the fiscal year ending                    / /    / /      / /
    November 30, 1996.
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING PROPOSAL IN #3.
3.  To   act   on   a   stockholder   proposal  regarding  FOR  AGAINST  ABSTAIN
    tobacco-related business of the Company.               / /    / /      / /
4.  To vote with discretionary authority upon such  other
    matters as may properly come before the meeting.

                     (Please Date and Sign on Reverse Side)

            Thrift                       Profit Share Plus

IF NOT OTHERWISE SPECIFIED ABOVE, THIS VOTING CARD WILL BE VOTED IN ACCORDANCE TO THE TERMS OF THE PLANS.

                                              Receipt of Notice  of Meeting  and
                                              Proxy  Statement and Annual Report
                                              Is Hereby Acknowledged.

                                                 Dated: _________________ , 1996
                                                 _______________________________
                                                 _______________________________
                                                    Please sign card as name
                                                        appears at left.